Supplement Dated September 16, 2019
To The Prospectus Dated April 29, 2019

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective September 6, 2019, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/Franklin Templeton Global Fund, please delete the Sub-Adviser and Portfolio Managers sections in the entirety and replace with following:

Sub-Adviser:
Templeton Global Advisors Limited

Sub-Sub-Adviser:
Templeton Investment Counsel, LLC (“TIC”)

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Norm Boersma, CFA	2011	President – Templeton Global Advisors Limited Chief Investment Officer – Templeton Global Equity Group
Peter Moeschter, CFA	February 2019	Executive Vice President and Portfolio Manager – Templeton Global Equity Group
Heather Arnold, CFA	2015	Director of Research and Portfolio Manager – Templeton Global Equity Group
Herbert Arnett, Jr.	July 2019	Senior Vice President and Portfolio Manager/Research Analyst – Templeton Global Equity Group
Antonio Docal, CFA	September 2019	President – TIC Executive Vice President and Director of Portfolio Management – Templeton Global Equity Group

In the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/GQG Emerging Markets Equity Fund, please delete the portfolio managers table in the entirety and replace with following:

Name:	Joined Fund Management Team In:	Title:
Rajiv Jain	September 2017	Chairman and Chief Investment Officer, GQG
Sudarshan Murthy, CFA	September 2019	Deputy Portfolio Manager, GQG

In the section entitled, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/WMC Balanced Fund, please delete the portfolio managers table in the entirety and replace with following:

Name:	Joined Fund Management Team In:	Title:
Edward P. Bousa, CFA	2004	Senior Managing Director and Equity Portfolio Manager, Wellington Management
Michael F. Stack, CFA	2014	Senior Managing Director and Fixed Income Portfolio Manager, Wellington Management
Loren L. Moran, CFA	2018	Senior Managing Director and Fixed Income Portfolio Manager, Wellington Management
Daniel J. Pozen	September 2019	Senior Managing Director and Equity Portfolio Manager, Wellington Management

In the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/First State Global Infrastructure Fund, please delete the first sentence in the entirety and replace with the following:

The Sub-Adviser to the JNL/First State Global Infrastructure Fund is Colonial First State Asset Management (Australia) Limited (“First State”), which is located at Level 5, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, and has been engaged as Sub-Adviser to manage the investments of the Fund since August 2018.

Effective September 6, 2019, in the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/Franklin Templeton Global Fund, please add the following after the second paragraph:

The sub-sub-adviser to the Fund is Templeton Investment Counsel, LLC (“Templeton Investment”), located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301.

Effective September 6, 2019, in the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/Franklin Templeton Global Fund, please add the following after the fifth paragraph:

Antonio Docal, CFA (President of Templeton Investment and the Director of Portfolio Management for the Templeton Global Equity Group).  Mr. Docal has lead portfolio manager responsibilities for the TIF-International Equity Series and portfolio management responsibility for a number of other institutional commingled funds and separate account relationships. He also oversees the institutional segment of TGEG's global investment management business. Mr. Docal has research responsibility for the U.S. and previously served as the Deputy Director of Research, and in the past has covered various global sectors. Prior to joining Franklin Templeton in 2001, Mr. Docal was a vice president and director at Evergreen Funds, a principal and co-founder of Docal Associates, and an assistant treasurer in the mergers and acquisitions department at JPMorgan. He entered the financial services industry in 1979. Mr. Docal holds a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology. He is a Chartered Financial Analyst (CFA) charterholder.

In the section entitled, “Additional Information About the Funds,” under “Portfolio Management,” for the JNL/GQG Emerging Markets Equity Fund, please add the following after the second paragraph:

Sudarshan Murthy, CFA, Senior Investment Analyst of GQG, serves as the Deputy Portfolio Manager of the Fund. Prior to joining GQG in 2016, Mr. Murthy was a generalist analyst in Asian equities at Matthews International Capital from 2011 to 2016 and a sell-side research associate at Sanford C. Bernstein from 2010 to 2011.  Earlier in his career, he held various operational roles in the IT services industry, including at Infosys from 2001 to 2006.  Mr. Murthy earned an MBA from The Wharton School of Business at the University of Pennsylvania, where he graduated as a Palmer Scholar (top 5% of graduating class).  He also received a Post Graduate Diploma in Management from the Indian Institute of Management, Calcutta and a Bachelor of Engineering from the National Institute of Technology, Surathkal, in India.  Mr. Murthy is a CFA charterholder.

In the section entitled, “Additional Information About the Funds,” under “The Sub-Adviser and Portfolio Management,” for the JNL/WMC Balanced Fund, please add the following after the fourth paragraph:

Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management manages the Durable Companies and Durable Enterprises approaches.  He manages equity assets on behalf of our clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. Mr. Pozen joined Wellington Management as an investment professional in 2006.

This Supplement is dated September 16, 2019.

Supplement Dated September 16, 2019
To The Statement of Additional Information
Dated April 29, 2019

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

On page 168, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Boston Partners Global Investors, Inc., under “Portfolio Manager Compensation Structure,” please delete the section in the entirety and replace with the following:

All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through the bonus program, key investment professionals are rewarded primarily for strong investment performance.  This aligns the Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep the teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
•	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
•	Investment Team Performance: the financial results of the investment group with our client’s assets;
•	Firm-wide Performance: the overall financial performance of Boston Partners.
•
Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees.  Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review their practices to ensure that Boston Partners remains highly competitive.

On page 180, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Colonial First State Asset Management (Australia) Limited, please delete the first sentence in the entirety and replace with the following:

Colonial First State Asset Management (Australia) Limited (“CFSAMA”), which is located at Level 5, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, and is the sub-adviser to the JNL/First State Global Infrastructure Fund.

On page 204, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for GQG Partners LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table in the entirety and replace with the following which contains information as of December 21, 2018 unless otherwise indicated:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rajiv Jain	Other Registered Investment Companies	40	$14.8 billion	2	$2.5 billion
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sudarshan Murthy, CFA[1]	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
1 As of June 30, 2019, Mr. Murthy does not have any decision making authority over any accounts.

On page 205, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for GQG Partners LLC, under “Security Ownership Portfolio Managers for the JNL/GQG Emerging Markets Equity Fund as of June 30, 2019,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rajiv Jain	X
Sudarshan Murthy, CFA	X

On page 249, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Pacific Investment Management Company LLC, under “Portfolio Manager Compensation Structure,” please delete the section in the entirety and replace with the following:

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•
Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•
The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.

•
The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP, the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

On page 256, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for T. Rowe Price Associates, Inc., please delete the last sentence of the paragraph in the entirety and replace with the following:

As of December 31, 2018, T. Rowe Price had approximately $962 billion in assets under management.

Effective September 6, 2019, on page 262, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Templeton Investment Counsel, LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please add the following, which reflects information as of June 30, 2019:

JNL/Franklin Templeton Global Fund
				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Anthony Docal	Other Registered Investment Companies	8	$6.54 billion	0	$0
	Other Pooled Vehicles	3	$591.35 million	0	$0
	Other Accounts	12	$1.71 billion	0	$0

Effective September 6, 2019, on page 263, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Templeton Investment Counsel, LLC, under “Conflicts of Interest,” please add the following after the last paragraph:

Security Ownership Portfolio Managers for the JNL/Franklin Templeton Global Fund as of June 30, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony Docal	X

On page 269, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for the JNL/WMC Balanced Fund, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table in the entirety and replace with the following, which reflects information as of June 30, 2019:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edward P. Bousa	Other Registered Investment Companies	4	$81.89 billion	3	$69.96 billion
	Other Pooled Vehicles	1	$478.67 million	0	$0
	Other Accounts	3	$818.60 million	0	$0

Michael E. Stack	Other Registered Investment Companies	9	$78.15 billion	5	$75.53 billion
	Other Pooled Vehicles	2	$51.14 million	2	$51.14 million
	Other Accounts	63	$29.82 billion	0	$0

Loren L. Moran	Other Registered Investment Companies	8	$75.98 billion	5	$75.53 billion
	Other Pooled Vehicles	2	$51.14 million	2	$51.14 million
	Other Accounts	0	$0	0	$0

Daniel J. Pozen	Other Registered Investment Companies	5	$70.40 billion	2	$69.96 billion
	Other Pooled Vehicles	27	$7.80 billion	3	$1.31 billion
	Other Accounts	21	$3.06 billion	1	$76.08 million

On page 205, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Wellington Management Company LLC, under “Security Ownership Portfolio Managers for the JNL/WMC Balanced Fund as of June 30, 2019,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward P. Bousa	X
Michael E. Stack	X
Loren L. Moran	X
Daniel J. Pozen	X

On pages 274-275, in the section entitled, “Sub-Advisory Fees,” please delete footnotes 1 and 6 and the corresponding table rows in the entirety and replace with the following:

Fund	Co-Sub-Advisers	Aggregate Fees Paid to Sub-Advisers
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2018
JNL Multi-Manager Alternative Fund	BlueBay Boston Partners DoubleLine# FPA Invesco[6] Lazard Loomis Sayles+ Westchester Western Asset	$8,952,115	0.82%
JNL/Franklin Templeton International Small Cap Fund [1]	Franklin Institutional Templeton Investment	$3,777,473	0.54%
1For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton Growth Allocation Fund, the JNL/Franklin Templeton International Small Cap Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $500 million and $1.0 billion, 2.5% fee reduction, assets between $1.0 billion and $1.5 billion, 5.0% fee reduction, assets between $1.5 billion and $2.5 billion, 7.5% fee reduction, assets between $2.5 billion and $7.5 billion, 10.0% fee reduction, assets between $7.5 billion and $12.5 billion, 12.5% fee reduction, and assets above $12.5 billion, 15.0% fee reduction.
6 For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), JNL/Invesco International Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Large Cap Growth Fund, JNL/Invesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund, and effective June 1, 2019, also the JNL/Oppenheimer Emerging Markets Innovator Fund, and the JNL/Oppenheimer Global Growth Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the Funds: 2.5% fee reduction on assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.

On pages 278-285, in the section entitled, “Sub-Advisory Fees,” for the JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Growth Allocation Fund, JNL/Franklin Templeton International Small Cap Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Invesco China-India Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco International Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/Oppenheimer Emerging Markets Index Fund and JNL/Oppenheimer Global Growth Fund, please the table rows and endnotes 4 and 11 in the entirety and replace with the following:

FUND	ASSETS	FEES
JNL/Franklin Templeton Global Fund[4]	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.625% .465% .375% .350%
JNL/Franklin Templeton Global Multisector Bond Fund[4]	$0 to $1 billion Over $1 billion	.35% .30%
JNL/Franklin Templeton Growth Allocation Fund[4,17]	$0 to $1.5 billion Over $1.5 billion	.35% .32%
JNL/Franklin Templeton Income Fund[4]	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.625% .465% .375% .350%
JNL/Franklin Templeton International Small Cap Fund[4]	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
JNL/Franklin Templeton Mutual Shares Fund[4]	$0 to $1 billion Over $1 billion	.45% .40%
JNL/Invesco China-India Fund[11]	$0 to $500 million Over $500 million	.45% .40%
JNL/Invesco Diversified Dividend Fund[11]	$0 to $500 million $500 million to $1 billion $1 billion to $1.5 billion Over $1.5 billion	.35% .30% .285% .250%
JNL/Invesco International Growth Fund[11]	$0 to $250 million $250 million to $750 million $750 million to $1 billion $1 billion to $2 billion Over $2 billion	.40% .35% .30% .275% .25%
JNL/Invesco Global Real Estate Fund[11]	$0 to $50 million $50 million to $1 billion Over $1 billion	.50% .45% .40%
JNL/Invesco Small Cap Growth Fund[7,11]	$0 to $1 billion Over $1 billion	.50% .45%
JNL/Oppenheimer Emerging Markets Innovator Fund[11]	$0 to $500 million Over $500 million	.80% .70%
JNL/Oppenheimer Global Growth Fund[11]	$0 to $1 billion Over $1 billion Assets greater than $1 billion: All Assets	.30% .23% .23%
4 For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton Growth Allocation Fund, the JNL/Franklin Templeton International Small Cap Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $500 million and $1.0 billion, 2.5% fee reduction, assets between $1.0 billion and $1.5 billion, 5.0% fee reduction, assets between $1.5 billion and $2.5 billion, 7.5% fee reduction, and assets between $2.5 billion and $7.5 billion, 10.0% fee reduction, assets between $7.5 billion and $12.5 billion, 12.5% fee reduction, and assets above $12.5 billion, 15% fee reduction.
11 For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco Mid Cap Value Fund, the JNL/Invesco Small Cap Growth Fund, and the JNL/Invesco China-India Fund, and effective June 1, 2019, also the JNL/Oppenheimer Emerging Markets Innovator Fund, and the JNL/Oppenheimer Global Growth Fund, the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $0 and $2.5 billion, 3.0% fee reduction for assets between $2.5 billion and $5 billion, 5.0% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10.0% fee reduction for assets over $10 billion.

Effective September 1, 2019, on page 284, in the section entitled, “Sub-Advisory Fees,” please delete footnote 8 and the corresponding table rows in the entirety and replace with the following:

FUND	ASSETS	FEES
JNL/T. Rowe Price Established Growth Fund[3,8]
Assets up to $100 million:
$0 to $50 million
$50 million to $100 million

Assets over $100 million and up to $1 billion:
$0 to $250 million
$250 million to $500 million
$500 million to $1 billion

When assets exceed $1 billion:
All Assets

.50% .40% .40% .375% .35% .30%
JNL/T. Rowe Price Managed Volatility Balanced Fund [8]
Assets up to $200 million:
All Assets

When assets exceed $200 million and up to $500 million:
All Assets

When assets exceed $500 million and up to $1 billion:
All Assets

When assets exceed $1 billion and up to $2 billion:
$0 to $1 billion
Over $1 billion

When assets exceed $2 billion:
All Assets

.375% .35% .325% .30% .275% .275%
JNL/T. Rowe Price Short-Term Bond Fund[5,8]
$0 to $50 million
$50 million to $100 million

When assets exceed $100 million:
All Assets

When assets exceed $250 million:
All Assets

When assets exceed $500 million:
$0 to $500 million
Over $500 million

When assets exceed $1 billion:
All Assets

.225% .175% .15% .125% .125% .10% .10%
JNL/T. Rowe Price Value Fund[8,9]
Assets up to $100 million:
$0 to $50 million
$50 million to $100 million

When assets exceed $100 million, but are less than $200 million:
All Assets

When assets exceed $200 million, but are less than $500 million:
All Assets

When assets exceed $500 million, but are less than $1 billion:
$0 to $500 million
$500 million to $1 billion

When assets exceed $1 billion, but are less than $1.5 billion:
All Assets

When assets exceed $1.5 billion but are less than $4 billion:
All Assets

When assets exceed $4 billion:
All Assets

.475% .425% .375% .325% .300% .275% .275% .250% .245%
8 For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Managed Volatility Balanced Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price Value Fund, and the JNL/T. Rowe Price Capital Appreciation Fund of the Jackson Variable Series Trust, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds. In the event aggregate assets exceed $20 billion, the following discount applies: 12.5% for assets up to $20 billion, 15% for assets between $20 billion and $30 billion, and 17.5% for assets over $30 billion. In the event aggregate net assets fall below $20 billion, but are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, the following discount applies: 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and $2.5 billion, 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.

On pages 334-337, in the section entitled, “Disclosure of Portfolio Information,” please delete sections II through IV in the entirety and replace with the following:

II. Statement of Policy.

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders).  The procedures are designed to control the disclosure of Fund portfolio information.  The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A. Policy Requirements.  In order to implement this policy, the procedures generally provide that:

(i)
Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)
Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)
As set forth herein, portfolio holdings information for certain of the Funds[1] (including, but not limited to, the “Fund of Funds,” “American Funds,” “DFA Funds,” “S&P Funds,” “Vanguard Funds,” “ETF Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC, may be disclosed on the Jackson website and in certain printed materials; provided, however the information is posted on the Funds’ website one (1) day prior  to its use in any printed materials; and

(iv)	Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B. Public Disclosures.  Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Except as set forth herein, such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A. Portfolio Overviews.

(i)
Actively Managed Funds.  The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Distributor may disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

(ii)
Passive Funds.  For Passive Funds, including Index, Target and Sector Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods;

(B)	The “Stock Selection Date;” or

(C)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.  Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com.  The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(iii)
Fund of Funds.  For the Fund of Funds (generally includes those Funds advised by JNAM, and those Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list.  Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)	ETF Funds. For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

B. Service Providers.  The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

(i)	On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)	At such time as those service providers may request; and/or

(iii)	As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C. Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D. Exceptions.  From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ President shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E. Regulatory and Legal Disclosures.  The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F. Monitoring Portfolio Holdings Disclosure and Trading.  JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV. Reporting, Recordkeeping, and Exceptions.

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

This Supplement is dated September 16, 2019.

1  The Fund of Funds, S&P Funds, Target Funds, Sector Funds, ETF Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/Mellon International Index Fund, the JNL/RAFI® Multi-Factor U.S. Equity Fund, the JNL/RAFI® Fundamental U.S. Small Cap Fund, the JNL/RAFI® Fundamental Europe Fund, the JNL/RAFI® Fundamental Asia Developed Fund, and/or the JNL/S&P Total Yield Fund) generally include those Funds advised by JNAM, and certain Funds sub-advised by GSAM and/or Mellon.  The Fund of Funds, S&P Funds, ETF Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.